Exhibit 10.1
Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.
    CONFIDENTIAL
Third Amendment To
Amended and Restated License Agreement

This Third Amendment (the “Third Amendment”), effective as of August 14, 2026 (the “Third Amendment Effective Date”) is an amendment to that certain Amended and Restated License Agreement, with a Restatement Date (As therein defined) of December 20, 2018, by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., with an office and place of business at Building 500, 1080 US 202, South Branchburg, NJ 08876-377, USA (“Roche US” and, collectively with Roche Basel, “Roche”), on the one hand, and C4 Therapeutics, Inc., with an office and place of business at 490 Arsenal Way, Suite 120, Watertown, MA 02472 (“C4T”), as amended on November 12, 2020 and December 22, 2023 (collectively, the “Restated Agreement”). Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Restated Agreement.
RECITALS
WHEREAS, Roche and C4T are Parties to that certain Restated Agreement; and
WHEREAS, the Restated Agreement contemplates the Parties’ collaboration regarding the Targets [***] and [***]; and
WHEREAS, the Parties wish to amend the allocation of the Development Costs related to [***] between the Parties under the Restated Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.AMENDMENT.
1.1Further to the [***], the Parties have agreed that the allocation of the Development Costs between the Parties for [***] programs for the Target [***], known as [***], shall deviate from the terms of the Agreement and that Section 12.3 shall be amended accordingly.
The Restated Agreement is hereby amended by amending Section 12.3 to read as follows:
1.3Development Costs for [***] Studies
The Parties will share equally all the Development Costs for [***] Studies for all Targets including [***] and [***], provided however that the Parties agree to share the Development Costs related to the programs identified as [***], as follows:

(a)With respect to [***], or [***], each Party shall be responsible for all its internal costs under the Development Costs for completing the [***] Studies. At the completion of the [***] Studies specified in Section 12.3(a), Roche shall select [***], or [***] thereof, to advance to [***] Studies. For clarity, in deviation to the first sentence of Section 12.3(a), the Parties shall share equally all Development Costs for such [***] Studies.
(b)With respect to [***], or [***], Roche shall be solely responsible for all Development Costs for [***] Studies, scale up, and any additional studies for the characterization of [***] and any [***] thereof. [***].
Except as set forth in this Section 12.3, each Party shall be responsible for its own costs in the conduct of each Research Plan.

2.MISCELLANEOUS.
2.1 Except as herein provided, the Restated Agreement and all its terms remain in full force and effect. The Restated Agreement shall, together with this Third Amendment, be read and construed as a single agreement.
2.2 The Restated Agreement and this Third Amendment constitute the entire agreement between the Parties with respect to the subject matter of this Third Amendment and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof. Notwithstanding the foregoing, for the avoidance of doubt, that certain First Amendment to the Amended and Restated License Agreement, dated November 12, 2020 (“First Amendment”) and Second Amendment to the Amended and Restated License Agreement dated December 22, 2023 (“Second Amendment”) shall remain in full force and effect with respect to the subject matter of each of the First Amendment and the Second Amendment.
2.3 This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Third Amendment to the substantive law of another jurisdiction.
2.4 This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. The Parties agree that in order to fulfill the written form requirement of this Third Amendment, as alternative to handwritten signatures on a hardcopy, E-Signatures of duly authorized representatives of the Parties may be used. E-signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Third Amendment. The term “E-Signature” shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.
[Remainder of this page is left intentionally blank.]

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

C4 THERAPEUTICS INC.

    /s/ Andrew J. Hirsch
Name: Andrew J. Hirsch
Title: President and Chief Executive Officer

F. HOFFMANN-LA ROCHE LTD

    /s/ Markus Keller                 /s/ Géraldine Ambelouis
Name: Markus Keller    Name: Géraldine Ambelouis
Title: Alliance Director    Title: Senior Legal Counsel

HOFFMANN-LA ROCHE INC.

/s/ Gerald Bohm
Name: Gerald Bohm Title: VP & Secretary